UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05681
ND Tax-Free Fund, Inc.
(Exact name of registrant as specified in charter)

Address of Registrant:	1 Main Street North
Minot, ND 58703

Name and Address of Agent for Service:	Brent Wheeler, Mutual Fund Chief Compliance Officer
Kevin Flagstad, Investment Adviser Chief Compliance Officer
1 Main Street North
Minot, ND 58703
Registrant's telephone number, including area code:	(701) 852-5292
Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2007

Item 1--Reports to Shareholders

Dear Shareholder:

Enclosed is the report of the operations for the ND Tax-Free Fund (the “Fund”) for the year ended December 31, 2007. The Fund's portfolio and related financial statements are presented within for your review.

As we enter the New Year seized-up credit markets and building recession fears preoccupy the markets. Uncertainty about the strength of the economy and corporate earnings were worries all year. The housing downturn and sub prime credit crunch ravaged the financial service and home building industries. To help accelerate economic growth the Federal Reserve has lowered interest rates three times since September and central banks have aggressively injected liquidity into the global financial system. All this was designed to jump start global credit markets that seized up as a result of the sub prime meltdown.

Despite the woes of the financial and housing meltdown, a number of events remained positive for the year.

Even though we have experienced several years of high energy prices and this years housing debacle, consumer spending has held up. The primary reason has been a healthy job market. The national rate of unemployment remains below 5% and wages continue to increase.

The bond market continues to worry about the sub prime mortgage sector, the financial banking system, secondary credit insurers and inflationary concerns. The benchmark 10 year treasury began the year at 4.70%, rose to 5.30% in mid June over inflationary concerns and ended the year at 4.03% after many banks reported massive write downs of assets associated with sub prime lending.

On the municipal side of the markets, several AAA-rated municipal bond insurers are under review by all of the nationally recognized credit rating agencies. The agencies are trying to determine whether the municipal bond insurers deserve to maintain their AAA-credit rating despite recent losses in the mortgage related problems. While much has been written, we believe the long-term impact on the Fund should be minimal for several reasons.

The bonds owned by the Fund that are insured by these firms tend to be of very high quality. Insurance companies tend to insure municipal bonds that are mostly in the “A” category and above. Secondly, if an insured bond defaults, the insurance company is only liable for the interest and principal payments as they come due. They are not required to pay off the entire bond issue.

While we believe there could be some volatility in the price of insured municipal bonds while the current credit crunch runs its course, we encourage investors to take a long-term view and keep in mind the advantages of owning high quality municipal bonds and focus on the tax-free income they provide. In fact, the recent market concerns have made high quality municipal yields equal to, or in some cases, higher than U.S. Treasuries of similar maturity. This presents a very attractive buying opportunity for the Fund.

The ND Tax-Free Fund A began the year at $7.53 and ended the year at $7.52 for a total return of 3.65%*. The ND Tax-Free Fund B began the year at $7.53 and ended the year at $7.52 for a total return of 3.03%*. This compares to the Lehman Brothers Municipal Index's return of 3.37%. The Fund's yearly overall performance can be attributed to its defensive portfolio, with an average maturity of 16 years and an average maturity to the first call date of 3.5 years. That, along with an average portfolio coupon of 5.36% helps relative performance in volatile environments.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality, double exempt issues. Some purchases throughout the year were: Grand Forks Public Building, 4.625% due 2026; Fargo Public Schools, 4.50% due 2021; and North Dakota State University Student Housing, 5% due 2027.

Portfolio quality at year-end was as follows: AAA 65.2%, AA 6.7%, A 14.2%, BBB 2.3% and NR 11.6%.

Income exempt from federal and North Dakota state income taxes with preservation of capital remains the primary objective of the Fund.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery

Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Integrity Mutual Funds Inc. (the “Company” or “Integrity Mutual Funds”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any Integrity Mutual Fund.

*Performance does not include applicable front-end or contingent deferred sales charges (“CDSCs”), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

December 31, 2007 (Unaudited)

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. You may also access this information from Integrity's website at www.integrityfunds.com.

Terms & Definitions December 31, 2007 (Unaudited)

Appreciation: Increase in the value of an asset

Average Annual Total Return: A standardized measurement of the return (yield and appreciation) earned by a fund on an annual basis

Coupon Rate or Face Rate: Rate of interest payable annually based on the face amount of the bond; expressed as a percentage

Depreciation: Decrease in the value of an asset

Lehman Brothers Municipal Bond Index: An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the Fund, and may pose different risks than the Fund.

Market Value: Actual (or estimated) price at which a bond trades in the marketplace

Maturity: Measure of the term or life of a bond in years; a bond “matures” when the issuer repays the principal

Multiple Classes of Shares: Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options, which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value: The value of all a fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge

Offering Price: The price at which a mutual fund's share can be purchased; the offering price per share is the current net asset value plus any sales charge

Quality Ratings: A designation assigned by independent rating companies to give a relative indication of a bond's creditworthiness; “AAA,” “AA,” “A,” and “BBB” indicate investment grade securities. Ratings can range from a high of “AAA” to a low of “D”.

Total Return: Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period.

December 31, 2007 (Unaudited)

COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on total long-term investments)

AAA	65.2%
AA	6.7%
A	14.2%
BBB	2.3%
NR	11.6%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's Ratings Group. Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (the “Investment Adviser” or “Integrity Money Management”), the Fund's investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a percentage of net assets)

S - School	42.3%
I - Industrial	19.9%
O - Other	9.4%
T - Transportation	8.4%
C/P - COP/Lease	7.7%
H - Housing	4.5%
HL - Health	4.0%
W - Water/Sewer	3.8%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

December 31, 2007 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	Transaction costs: including sales charges (loads), redemption fees, and exchange fees
•	Ongoing costs: including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 29, 2007 to December 31, 2007.

The example illustrates the Fund's costs in two ways:

Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/29/07	Ending Account Value 12/31/07	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,027.12	$5.45
Class B	$1,000.00	$1,022.69	$8.49
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.69	$5.43
Class B	$1,000.00	$1,016.67	$8.47

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.07% for Class A and 1.67% for Class B), multiplied by the average account value over the period, multiplied by 181/360 days. Class A's ending account value in the “Actual” section of the table is based on its actual total return of 2.71% for the six-month period of June 29, 2007 to December 31, 2007. Class B's ending account value in the “Actual” section of the table is based on its actual total return of 2.27% for the six-month period of June 29, 2007 to December 31, 2007.

December 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2007
ND Tax-Free Fund Class A Shares	1 year	3 year	5 year	10 year	Since Inception (January 7, 2000)
Without Sales Charge	3.65%	3.54%	2.04%	N/A	2.98%
With Sales Charge (4.25%)	(0.71%)	2.03%	1.15%	N/A	2.42%

Lehman Brothers Municipal Bond Index	1 year	3 year	5 year	10 year	Since Inception (January 7, 2000)
	3.37%	3.91%	4.30%	N/A	5.97%

	For periods ending December 31, 2007
ND Tax-Free Fund Class B Shares	1 year	3 year	5 year	10 year	Since Inception (January 3, 1989)
Without CDSC	3.03%	2.92%	1.46%	*N/A	3.68%
With CDSC (4% maximum)	(0.97%)	1.98%	1.29%	*N/A	3.68%

Lehman Brothers Municipal Bond Index	1 year	3 year	5 year	10 year	Since Inception (January 3, 1989)
	3.37%	3.91%	4.30%	N/A	6.70%

*Class B shares are automatically converted to Class A shares after eight years.

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 31, 2007 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund and the Lehman Brothers Municipal Bond Index

Class B Shares
	ND Tax-Free Fund without Sales Charge	Lehman Brothers Municipal Bond Index
1997	$10,000	$10,000
1998	$10,348	$10,648
1999	$10,233	$10,428
2000	$11,065	$11,648
2001	$11,566	$12,245
2002	$11,555	$13,421
2003	$11,560	$14,135
2004	$11,395	$14,767
2005	$11,500	$15,288
2006	$12,059	$16,030
2007	$12,424	$16,592

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The Class B Shares graph does not reflect the deduction of the maximum CDSC. Had CDSC been included, performance would have been lower.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers Municipal Bond Index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds. The Fund's total return for the period shown appears without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If the could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

December 31, 2007 (Unaudited)

MANAGEMENT OF THE FUND

The Board of the Fund consists of five Directors. These same individuals, unless otherwise noted, also serve as directors or trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the six series of The Integrity Funds. Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the “independent” Directors. Two of the remaining three Directors and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT DIRECTORS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 55	Director	Indefinite Since January 2006	15

Faculty, Embry-Riddle University (Aug. 2000 to Sep. 2005); Faculty, Park University (Aug., 2005 to Dec. 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since Aug. 2000); Director, Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., (since Jan. 2006); Trustee, Integrity Managed Portfolios and The Integrity Funds (since Jan. 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 72	Director	Indefinite Since April 1995	15

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003) Montana Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc. (since April 1995); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 60	Director	Indefinite Since January 1999	15

Attorney, Maxson Law Office (since November 2002), Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003), Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc. (since January 1999); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).

					Vincent United Methodist Foundation Minot Area Development Corporation

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds.

Directors and officers of the Funds serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2,3] 1 N. Main St. Minot, ND 58703 63	Director and Chairman	Indefinite Since Inception	15

Director (Sept. 1987 to Feb. 2007), President (Sept. 2002 to April 2003), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director (Oct. 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (Oct. 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc., (Sept. 1998 to June 2003) Integrity Small-Cap Fund of Funds Inc.; President (Jan. 1996 to July 2007) Integrity Managed Portfolios, (May 2003 to July 2007) The Integrity Funds, (Jan. 1995 to July 2007) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) Montana Tax-Free Fund, Inc.; Director and Chairman (since Jan. 1995) Integrity Fund of Funds, Inc., (since Jan. 1989) ND Tax-Free Fund, Inc., and (since Aug. 1993) Montana Tax-Free Fund, Inc.; Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee and Chairman (since May 2003), The Integrity Funds.

					Minot Park Board
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 73	Director, Vice President, Secretary	Indefinite Since Inception	3

Attorney; Director and Vice President (since May 1988) Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services, Inc. (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, ARM Securities Corporation (May 2000 to June 2003); Director, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

					None

OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Number of Portfolios Overseen In The Fund Complex[1]	Principal Occupation(s) During Past 5 Years	Other Directorships Held Outside The Fund Complex
Mark R. Anderson[3] 1 N. Main St. Minot, ND 58703 43	President	Indefinite Since July 2007	N/A

Personal Trust Officer (May 1999 to April 2003) Wells Fargo Bank; President (since April 2003); COO (April 2003 to Feb. 2007), Director and CEO (since Feb. 2007) Integrity Mutual Funds, Inc.; President and Director (since Feb. 2007) Integrity Money Management, Inc., and Integrity Fund Services, Inc.; President and Director (since August 2003) Integrity Funds Distributor, Inc.; President (since July 2007) Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Integrity Managed Portfolios and The Integrity Funds; President and Treasurer (since July 2005) BAC Properties, LLC.

None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 33	Treasurer	Indefinite Since October 2005	N/A

Fund Accountant (Jan. 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (since October 2005), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, The Integrity Funds, Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 37	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005) The Integrity Funds, Integrity Managed Portfolios, Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds.

2Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940. Messr. Quist is an interested person by virtue of being an officer and Director of the Fund's Investment Adviser and Principal Underwriter. Messr. Walstad is an interested person by virtue of being an officer of the Funds and a shareholder of Integrity Mutual Funds, Inc. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of Integrity Mutual Funds, Inc., and Director, President and Treasurer of Integrity Money Management. However, a member of his immediate family is a director of Integrity Mutual Funds, Inc.

3At a Fund Board meeting held on July 26, 2007, Interested Director/Trustee, Chairman and Officer Robert E. Walstad resigned as President of the Funds. Subsequently, the Board nominated and appointed Mark R. Anderson as President of the Funds, effective July 26, 2007. Mr. Walstad will remain as Director/Trustee and Chairman of the Funds.

Directors and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund's Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc. at 1(800) 276-1262.

December 31, 2007 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund's underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund's transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“the Company”), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the directors or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the directors who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Directors also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 26, 2007, the Board of Directors, including a majority of the independent Directors of the Fund, approved the Investment Advisory Agreement (“Advisory Agreement”) between the Fundand Integrity Money Management.

The Directors, including a majority of Directors who are neither party to the Advisory Agreement nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Directors requested information, provided by the Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund's investment performance as compared to standardized industry performance data;
(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Directors reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Directors considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Directors also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Directors noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Directors did not identify any single factor discussed above as all-important or controlling. The Directors also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund's portfolio manager, Monte Avery, will continue to manage the Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to fifteen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The Portfolio Manager of the Fund has over 25 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Directors. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds. As of August 31, 2007, the Fund performance for the 1-year and 3-year periods was below its index but at or near the median for its peer group, its 5-year and 10-year performance was below both its index and the median for its peer group. The Fund has positive returns for the YTD, 1-year, 5-year, 10-year and since inception periods on the Class B shares and for the YTD, 1-year, 5-year and since inception periods on the Class A shares as of August 31, 2007.  In addition, the Fund has been meeting its investment objective for providing as high a level of current income exempt from federal and North Dakota state income taxes as is consistent with preservation of capital.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has shown a small profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. At times the Adviser is reimbursing the Fund for expenses paid above the voluntary expense cap. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund's net expense ratio of 1.07% for the Class A shares was comparable to the average expense ratio of other funds of similar objective and size but slightly higher than the median of other funds of similar objective and size. The Fund's net expense ratio of 1.67% for the Class B shares was higher than the average and median expense ratio of other funds of similar objective and size. The median expense ratio for state municipal bond funds is reported to be 0.97% for the year 2006 according to the Investment Company Institute.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement the Directors did not identify any single factor as being of paramount importance. The Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest--Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, Integrity Mutual Funds, Inc., sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2007

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody's/ S&P	Coupon Rate	Maturity	Principal Amount	Market Value

NORTH DAKOTA MUNICIPAL BONDS (92.5%)

#Burleigh Cty., ND (Univ. of Mary) Facs. Rev.	NR/NR	5.750%	12/01/2011	$750,000	$750,000
*Burleigh Cty., ND (Univ. of Mary) Facs. Rev.	NR/NR	5.875	12/01/2015	750,000	750,000
Fargo, ND Heath Sys. (Meritcare) FSA	Aaa/AAA	5.625	06/01/2031	250,000	264,085
#Fargo, ND School District Bldg. Auth. Lease Rev.	A-1/NR	5.750	05/01/2018	500,000	518,435
Fargo Public School District #1	A-1/NR	4.500	05/01/2021	250,000	251,478
Grand Forks, ND Ref. & Impvt. G.O. AMBAC	Aaa/NR	5.000	12/01/2024	100,000	105,362
Grand Forks, ND (Public Bldg) G.O. FSA	Aaa/NR	4.625	12/01/2026	250,000	254,820
Grand Forks, ND (Alerus Project) Sales Tax Rev. MBIA	Aaa/NR	4.500	12/15/2029	250,000	246,945
*Mercer Cty., ND (NW Public Svc.) Rev. Ref. MBIA	Aaa/AAA	5.850	06/01/2023	630,000	630,000
*City of Minot (Highway Bonds) G.O. MBIA	Aaa/AAA	5.000	10/01/2023	555,000	585,386
ND (HFA) Hsg. Finance Rev.	Aa-1/NR	5.200	07/01/2022	500,000	507,535
ND (HFA) Hsg. Finance	Aa-1/NR	5.150	07/01/2018	120,000	120,317
*ND Blding. Auth. Lease Rev. MBIA	Aaa/AAA	5.000	12/01/2022	1,020,000	1,082,924
#ND State Board of Hgr. Educ. (ND St. Univ. Hsg. & Aux. Facs.)	A-1/NR	5.600	04/01/2029	1,035,000	1,071,887
#ND State Board of Hgr. Educ. (ND St. Univ. Facs.) AMBAC	Aaa/AAA	5.100	04/01/2032	500,000	522,460
#ND State Board of Hgr. Educ. (Univ. of ND Hsg. & Aux. Facs.) Rev. FGIC	Aaa/AAA	5.000	04/01/2032	1,000,000	1,051,360
ND State Board of Hgr. Educ. (ND State Univ. Hsg. & Aux. Facs.) AMBAC	Aaa/NR	5.000	04/01/2027	250,000	265,325
ND Student Loan Rev. AMBAC	Aaa/AAA	6.300	07/01/2012	100,000	100,000
ND Student Loan Rev. AMBAC	Aaa/AAA	6.350	07/01/2013	250,000	250,000
ND Student Loan Rev. AMBAC	Aaa/AAA	6.400	07/01/2014	400,000	400,000
ND State Water Comm. Rev. MBIA	Aaa/AAA	5.000	08/01/2025	500,000	530,305
*Oliver Cty., ND (Square Butte Elec. Coop) Pollution Control Rev. AMBAC	Aaa/AAA	5.300	01/01/2027	2,095,000	2,162,333
Ward Cty., ND Health Care (Trinity Obligation Group) Rev.	NR/BBB+	5.125	07/01/2029	300,000	293,310
Williams Cty., ND (Sales Tax Rev.) Radian-IBCC	Aa-3/AA	5.000	11/01/2031	250,000	245,315

TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $12,730,361)					$12,959,582

SHORT-TERM SECURITIES (8.2%)				Shares
Wells Fargo Advantage National Tax-Free Money Market (COST: $1,144,000)				1,144,000	$1,144,000

TOTAL INVESTMENTS IN SECURITIES (COST: $13,874,361)					$14,103,582
OTHER ASSETS LESS LIABILITIES					(85,991)

NET ASSETS					$14,017,591

*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.
As of December 31, 2007, the Fund had one when-issued purchase:
250,000 of Fargo Public School District #1; 4.500%; 05/01/2021
#Indicates bonds are segregated by the custodian to cover initial margin requirements.
Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Assets and Liabilities December 31, 2007

ASSETS
Investments in securities, at value (cost: $13,874,361)	$14,103,582
Cash	38,696
Accrued interest receivable	183,867
Accrued dividends receivable	2,279
Receivable from manager	856
Prepaid expenses	227
Total Assets	$14,329,507

LIABILITIES
Security purchases payable	$246,778
Dividends payable	42,641
Accrued expenses	10,227
Payable to affiliates	12,270
Total Liabilities	$311,916

NET ASSETS	$14,017,591

Net assets are represented by:
Capital stock outstanding, at par	$1,864
Additional paid-in capital	19,694,100
Accumulated undistributed net realized gain (loss) on investments and futures	(5,907,680)
Accumulated undistributed net investment income (loss)	86
Unrealized appreciation (depreciation) on investments	229,221
Total amount representing net assets applicable to 1,864,341 outstanding shares of $.001 par value common stock (100,000,000 shares authorized)	$14,017,591

Net Assets Consist of:
Class A	$12,967,970
Class B	$1,049,621
Total Net Assets	$14,017,591

Shares Outstanding:
Class A	1,724,786
Class B	139,555

Net Asset Value per share:
Class A	$7.52
Class A—offering price (based on sales charge of 4.25%)	$7.85
Class B	$7.52

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Operations For the year ended December 31, 2007

INVESTMENT INCOME
Interest	$684,362
Dividends	24,655
Total Investment Income	$709,017

EXPENSES
Investment advisory fees	$89,048
Distribution (12b-1) fees—Class A	34,060
Distribution (12b-1) fees—Class B	10,286
Administrative service fees	30,083
Transfer agent fees	35,699
Accounting service fees	37,504
Reports to shareholders	2,746
Directors fees	2,250
Transfer agent out-of-pockets	2,242
Professional fees	11,444
License, fees, and registrations	250
Insurance expense	496
Audit fees	6,126
Other fees	1,811
Total Expenses	$264,045
Less expenses waived or absorbed by the Fund's manager	(98,059)
Total Net Expenses	$165,986

NET INVESTMENT INCOME (LOSS)	$543,031

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$22,298
Net change in unrealized appreciation (depreciation) of investments	(52,444)
Net Realized and Unrealized Gain (Loss) on Investments	$(30,146)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$512,885

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2007

Statement of Changes in Net Assets

For the year ended December 31, 2007 and the year ended December 29, 2006

	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$543,031	$612,761
Net realized gain (loss) on investment and futures transactions	22,298	457,550
Net change in unrealized appreciation (depreciation) on investments	(52,444)	(131,093)
Net Increase (Decrease) in Net Assets Resulting From Operations	$512,885	$939,218

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Class A ($.28 and $.27 per share, respectively)	$(505,344)	$(544,372)
Class B ($.23 and $.23 per share, respectively)	(37,610)	$(68,379)
Distributions from net realized gain on investment transactions
Class A ($.00 and $.00 per share, respectively)	0	0
Class B ($.00 and $.00 per share, respectively)	0	0
Total Dividends and Distributions	$(542,954)	$(612,751)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$85,769	$39,831
Class B	354,700	10,333
Proceeds from reinvested dividends:
Class A	385,793	401,148
Class B	27,335	53,120
Cost of shares redeemed:
Class A	(2,240,111)	(2,847,810)
Class B	(402,336)	(923,543)
Exchanges to/from related Fund classes:
Class A	492,155	705,997
Class B	(492,155)	(705,997)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	$(1,788,850)	$(3,266,921)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,818,919)	$(2,940,454)
NET ASSETS, BEGINNING OF PERIOD	15,836,510	18,776,964
NET ASSETS, END OF PERIOD	$14,017,591	$15,836,510

Undistributed Net Investment Income	$86	$10

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2007

Note 1: ORGANIZATION

The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988 and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

All shares existing prior to January 7, 2000 (the commencement date of Class A shares) were classified as Class B shares. Class B shares are sold without an initial sales charge, but are subject to a distribution fee of up to 0.85% on an annual basis and a CDSC that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required. Class B shares automatically convert to A shares on the 15th of the month or the next business day following the eighth anniversary of issuance.

Note 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management. The matrix system has been developed based on procedures approved by the Board of Directors and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issues.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on Class A shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 through December 31, 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund's financial statements as other expense.

The tax character of distributions paid was as follows:

	December 31, 2007	December 29, 2006
Tax-exempt income	$542,954	$612,751
Ordinary income	0	0
Long-term capital gains	0	0
Total	$542,954	$612,751

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($5,907,680)	$229,307	($5,678,373)

As of December 31, 2007, the Fund had net unexpired capital loss carryforwards totaling $5,907,680, which are available to offset future realized capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	$734,481
2010	$1,868,806
2011	$1,756,690
2012	$1,089,267
2013	$458,436

For the year ended December 31, 2007, the Fund did not make any permanent reclassifications to reflect tax character.

Multiple class allocations—The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the year ended December 31, 2007, distribution fees were the only class-specific expenses.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts—Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded. Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3: CAPITAL SHARE TRANSACTIONS

As of December 31, 2007, there were 100,000,000 shares of $.001 par value authorized; 1,864,341 and 2,102,848 were outstanding at December 31, 2007 and December 29, 2006, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class B Shares
	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006
Shares sold	11,410	5,372	47,239	1,386
Shares issued on reinvestment of dividends	51,427	53,524	3,642	7,094
Shares redeemed	(298,705)	(379,534)	(53,564)	(123,205)
Shares exchanged to Class A	0	0	(65,541)	(94,316)
Shares exchanged from Class B	65,585	94,352	0	0
Net increase (decrease)	(170,283)	(226,286)	(68,224)	(209,041)

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund's underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”) the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Integrity Mutual Funds”), the Fund's sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $0 of investment advisory fees after waivers for the year ended December 31, 2007. The Fund has a payable to Integrity Money Management of $0 at December 31, 2007 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

The Investment Adviser has contractually agreed to maintain Class A expense levels at 1.07% through December 31, 2008. In addition to the contractual commitment, the Investment Adviser may voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the actual total annual operating expenses for Class A shares were 1.07% for the year ended December 31, 2007. After fee waivers and expense reimbursements, the actual total annual operating expenses for Class B shares were 1.67% for the year ended December 31, 2007.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.” Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Class B currently pays an annual distribution fee of up to 0.85% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

During the year ended December 31, 2007, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$34,060	$0
Class B Shares	$10,286	$0

Integrity Fund Services, the transfer agent, provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $35,699 of transfer agency fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,855 at December 31, 2007 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. An additional fee with a minimum of $500 per month is charged for each additional share class. The Fund has recognized $37,504 of accounting service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $3,089 at December 31, 2007 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.125% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses. An additional fee with a minimum of $500 per month will be charged for each additional share class. The Fund has recognized $30,083 of administrative service fees for the year ended December 31, 2007. The Fund has a payable to Integrity Fund Services of $2,500 at December 31, 2007 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $2,947,881 and $5,027,295, respectively, for the year ended December 31, 2007.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2007, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $13,874,361. The net unrealized appreciation of investments based on the cost was $229,221, which is comprised of $245,611 aggregate gross unrealized appreciation and $16,390 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/depreciation are due to differing treatment of market discount.

Note 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157 Fair Value Measurements. This standard defines fair value, and establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The standard is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In accordance with the provisions of SFAS No. 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period.

Financial Highlights December 31, 2007

Selected per share data and ratios for the period indicated.

Class A Shares

		For The Year Ended December 31, 2007		For The Year Ended December 29, 2006		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD		$7.53		$7.40		$7.56		$7.94		$8.25

Income from Investment Operations:
Net investment income (loss)	$	..28	$	..27	$	..27	$	..31	$	..34
Net realized and unrealized gain (loss) on investment transactions		(.01)		..13		(.16)		(.38)		(.31)
Total Income (Loss) From Investment Operations	$	..27	$	..40	$	..11		$(.07)	$	..03

Less Distributions:
Dividends from net investment income		$(.28)		$(.27)		$(.27)		$(.31)		$(.34)
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions		$(.28)		$(.27)		$(.27)		$(.31)		$(.34)

NET ASSET VALUE, END OF PERIOD		$7.52		$7.53		$7.40		$7.56		$7.94

Total Return		3.65%A		5.48%A		1.53%A		(0.84%)A		0.50%A

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$12,968		$14,271		$15,692		$24,626		$30,847
Ratio of net expenses (after expense assumption) to average net assets		1.07%B		1.06%B		1.00%B		0.93%B		0.95%B
Ratio of net investment income to average net assets		3.72%		3.61%		3.66%		4.05%		4.33%
Portfolio turnover rate		20.96%		0.00%		37.02%		10.31%		34.34%

AExcludes maximum sales charge of 4.25%.

B During the periods indicated above, Integrity Mutual Funds assumed and/or waived expenses of $90,053, $67,901, $67,076, $76,391, and $72,086, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.73%, 1.51%, 1.36%, 1.22%, and 1.17%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 31, 2007

Selected per share data and ratios for the period indicated.

Class B Shares

		For The Year Ended December 31, 2007		For The Year Ended December 29, 2006		For The Year Ended December 30, 2005		For The Year Ended December 31, 2004		For The Year Ended December 31, 2003
NET ASSET VALUE, BEGINNING OF PERIOD		$7.53		$7.40		$7.56		$7.94		$8.25

Income from Investment Operations:
Net investment income (loss)	$	..23	$	..23	$	..23	$	..27	$	..31
Net realized and unrealized gain (loss) on investment transactions		(.01)		..13		(.16)		(.38)		(.31)
Total Income (Loss) From Investment Operations	$	..22	$	..36	$	..07		$(.11)	$	..00

Less Distributions:
Dividends from net investment income		$(.23)		$(.23)		$(.23)		$(.27)		$(.31)
Distributions from net realized gains		..00		..00		..00		..00		..00
Total Distributions		$(.23)		$(.23)		$(.23)		$(.27)		$(.31)

NET ASSET VALUE, END OF PERIOD		$7.52		$7.53		$7.40		$7.56		$7.94

Total Return		3.03%A		4.86%A		0.92%A		(1.42)%A		0.04%A

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)		$1,050		$1,566		$3,085		$6,176		$9,163
Ratio of net expenses (after expense assumption) to average net assets		1.67%B		1.65%B		1.60%B		1.53%B		1.40%B
Ratio of net investment income to average net assets		3.12%		3.01%		3.06%		3.45%		3.90%
Portfolio turnover rate		20.96%		0.0%		37.02%		10.31%		34.34%

A Excludes CDSC of 4.00%.

B During the periods indicated above, Integrity Mutual Funds assumed/waived expenses of $8,006, $10,120, $15,424, $20,264, and $37,072, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.33%, 2.09%, 1.96%, 1.82%, and 1.74%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ND Tax-Free Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ND Tax-Free Fund, Inc., including the schedule of investments as of December 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Tax-Free Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 11, 2008

Item 2--Code of Ethics

(a)

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

(5) Accountability for adherence to the Code.

(c)	There were no amendments to the Code during the period covered by the Report.

(d)	The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.

(e)	Not applicable.

(f)	See Item 12(a) regarding the filing of the Code of Ethics for the Principal Executive and Principal Financial Officers of the ND Tax-Free Fund, Inc. and Integrity Mutual Funds, Inc.

Item 3--Audit Committee Financial Expert

The Fund's Board of Directors has determined that Jerry Stai is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Stai is independent for purposes of Item 3 of Form N-CSR.

Item 4--Principal Accountant Fees and Services

(a)

Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

		Audit Fees
		2007	$6,500
		2006	$6,300

(b)	Audit-related fees are fees principally paid for professional services rendered for due diligence and technical accounting consulting and research.
		Audit-Related Fees
		2007	$1,200
		2006	$875

(c)	Tax fees include amounts related to the preparation and review of the registrant's tax returns.
		Tax Fees
		2007	$1,200
		2006	$1,100

(d)	All Other Fees.
		None.

(e)	(1)

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee. All of the services described in paragraphs (b) through (d) of Item 4 were approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time permanent employees.

(g)	None.

(h)

The registrant's independent auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5--Audit Committee of Listed Registrants

Not applicable

Item 6--Schedule of Investments

The Schedule of Investments is included in Item 1 of this Form N-CSR.

Item 7--Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8--Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 9--Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10--Submissions of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors in the last fiscal half-year.

Item 11--Controls and Procedures

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12—Exhibits

(a)	(1)	The registrant's Code of Ethics filed pursuant to Item 2 of the N-CSR is attached hereto.

	(2)	Certification pursuant to Section 30a-2(a) of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Robert E. Walstad
Robert E. Walstad
President, ND Tax-Free Fund, Inc.

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Laura K. Anderson
Laura K. Anderson
Treasurer, ND Tax-Free Fund, Inc.

Date: March 6, 2008